QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:    September 19, 2002

OPTIONS TALENT GROUP
(Exact name of Company as specified in its charter)

Nevada (State of Incorporation)	0-22382 (Commission File Number)	56-1051491 (IRS Employer ID No.)

1701 Park Center Drive
Orlando, Florida 32835

(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (888) 590-9994

Former name or former address, if changed since last report: n/a

Information included in this report:

Item 5.  Other Events.

        The Company's Board of Directors approved on September 5, 2002, a 100-to-one reverse split of the common stock, par value $0.001 per share ("Common Stock"), of Options Talent Group, a Nevada corporation (the "Company"). The reverse stock split will be accompanied by a corresponding reduction in the authorized number of shares of Common Stock from 500,000,000 to 5,000,000. Fractional shares resulting from the reverse stock split will be rounded up to a full share of Common Stock. Pursuant to the Nevada General Corporation Law, the foregoing actions do not require stockholder approval. The reverse stock split will be effective on September 20, 2002.

        The Company issued a press release dated September 19, 2002 regarding the above, which press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(a)
Exhibits

No.	Description
99.1	Press Release by the Company dated September 19, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIONS TALENT GROUP
Date: September 19, 2002	By:	/s/ Mark Tolner Name: Mark Tolner Title: Chief Executive Officer

QuickLinks

  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits
SIGNATURES